UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 21, 2010 (June 17, 2010)

TechTarget, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-33472	04-3483216
(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

(617) 431-9200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Voting Results.

The 2010 Annual Meeting of Stockholders of TechTarget, Inc. (the “Company”) was held on June 17, 2010 (the “Annual Meeting”). There were 42,464,394 shares of the Company’s common stock eligible to vote and 33,781,793 shares present in person or by proxy at the Annual Meeting. One item of business was acted upon by stockholders at the Annual Meeting.

1. Election of Directors

Stockholders elected each of Greg Strakosch and Leonard P. Forman to serve as directors for a three-year term expiring at the 2013 Annual Meeting of Stockholders.  The vote totals were as follows:

Nominee	Votes For	Votes Withheld	Non-Votes

Greg Strakosch	33,718,599	63,194	0

Leonard P. Forman	29,674,152	4,107,641	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: June 21, 2010	By:	/s/ Jeffrey Wakely
Jeffrey Wakely
Chief Financial Officer